UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 30, 2012

Digital Domain Media Group, Inc.

(Exact name of registrant as specified in its charter)

Florida	001-35325	27-0449505
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

10250 SW Village Parkway
Port St. Lucie, Florida	34987
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (772) 345-8000

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01  Entry into a Material Definitive Agreement.

On March 30, 2012, Digital Domain Media Group, Inc. (the “Registrant”) entered into an Amended and Restated Formation and Joint Venture Agreement with Beijing Galloping Horse Film Co., Ltd., a corporation organized under the laws of the People’s Republic of China (the “PRC”) and a shareholder of the Registrant (“GH”) (the “Agreement”), which amends and restates that certain “Digital Domain Galloping Horse Studio” Alliance Term Sheet entered into by and between the parties, dated November 18, 2011.  Pursuant to the Agreement, the parties have agreed to form a joint venture company (the “JV”) for the purpose of creating, owning and operating a studio to be located in the PRC to (i) provide computer-generated animation and digital visual effects (including high-quality 3D content and conversion into 3D of existing film and TV libraries originally created in 2D) (collectively, “VFX”) services (the “VFX Business”) in the PRC, Taiwan, Hong Kong and Macau (the “Territory”), and (ii) develop a range of media and entertainment services, including, without limitation, proprietary technologies and entertainment properties, as may be agreed upon by the parties (the “China Studio”).  The Registrant and GH are each initially to own 50% of the equity interests in the JV, with each party having the right to designate two members of the JV’s four member board of directors.

Pursuant to the Agreement, (A) GH is obligated to (i) contribute and assign to the JV certain specified VFX contracts awarded to it, (ii) provide the land for the China Studio to the JV, under a nominal cost lease, (iii) fund the construction and build-out costs for the China Studio, in an amount not to exceed US$50,000,000, and (iv) provide temporary professional facilities for the use of the China Studio under a nominal cost lease to the JV; and (B) the Registrant is obligated to (i) grant to the JV, for the term thereof, an exclusive, worldwide (with respect to marketing), royalty-free site license to use only in the Territory in connection with the VFX Business of the JV the intellectual property rights of the Registrant and its subsidiaries relating to the VFX Business, (ii) design and supervise the build-out of the China Studio’s professional facilities, and (iii) provide, at its cost, training for the professional personnel to be employed by the JV to provide VFX services on behalf of the JV.  Pursuant to the Agreement, each of the Registrant and GH has agreed that the other party will be its exclusive partner (and joint venturer) for all VFX-related services that it performs in the Territory, the Registrant has agreed not to compete with the VFX Business of the JV in the Territory, and GH has agreed not to compete with the VFX Business of the JV in any location worldwide, including the Territory.  The transfer by either party of its equity interests in the JV is subject to a number of restrictions under the Agreement.  Upon either party’s default under a material term of the Agreement, or the occurrence of any other “default event” with respect to either party, the Agreement provides the non-defaulting party with a number of remedies, including the right to buy-out the defaulting party’s equity interest in the JV at a price equal to 70% of the fair market value of such interest.

Each party has made certain customary representations and warranties to the other in the Agreement, and has also entered into customary covenants and agreements in the Agreement, including an agreement to indemnify the other party with respect to breaches of representations and warranties and breaches of covenants, subject to a general three-year survival period.

The closing of the transactions contemplated by the Agreement is subject to the satisfaction of certain customary closing conditions, including, among others, (i) the absence of any injunction or legal constraint prohibiting such transactions, (ii) the obtaining of all required governmental authorizations, and (iii) the accuracy of each party’s representations and warranties made in the Agreement and the compliance by each party with its covenants made in the Agreement.

The foregoing description of the Agreement is only a summary, does not purport to be complete and is qualified in its entirety by the complete text of the Agreement itself.  The Registrant intends to file the Agreement as an exhibit to its next periodic report.

Item 3.02  Unregistered Sales of Equity Securities.

Effective April 5, 2012, the Registrant issued to a shareholder of Digital Domain Institute, a Florida corporation (“DDI”), which is a subsidiary of the Registrant, an aggregate of 1,038,375 shares of common stock of the Registrant in exchange for an aggregate of 1,250,000 shares of common stock of DDI, pursuant to an exchange right previously granted to such shareholder of DDI under a share exchange option agreement entered into among DDI, the Registrant and such shareholder.  All of the above-described shares of the Registrant’s common stock issued to such shareholder of DDI are included in the 2,699,776 shares of the Registrant’s common stock potentially issuable to shareholders of DDI party to share exchange option agreements with DDI and the Registrant, as described in the Registrant’s Rule 424(b)(4) prospectus, filed with the Securities and Exchange Commission on November 21, 2011, including under the caption “Prospectus Summary — The Offering”.

On March 30, 2012, in connection with certain other transactions entered into on that date between the Registrant and GH, the Registrant granted to GH the contractual right to require the Registrant (or its designee), with respect to the period commencing October 1, 2012 (or earlier, under certain specified circumstances) and ending December 31, 2012 (the “Measurement Period”), to purchase from GH, at a price of US$8.50 per share (subject to adjustment in the event of stock splits, reverse stock splits and similar corporate events) (the “Exercise Price”), all or any portion of the 588,236 shares of the Registrant’s common stock currently owned by GH that are owned by GH on the date that it exercises this contractual right; provided, that, and only if, the rolling 15-day average closing price of such common stock on the New York Stock Exchange is less than the Exercise Price at any time during the Measurement Period, and subject to GH’s delivery of a valid exercise notice in writing to the Registrant on or before January 10, 2013.

These issuances of securities of the Registrant were effected in reliance upon an exemption from registration under Section 4(2) of the Securities Act of 1933, as amended, as transactions not involving a public offering.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Digital Domain Media Group, Inc.

Dated: April 5, 2012	By:	/s/ John C. Textor
John C. Textor
Chief Executive Officer and
Chairman of the Board of Directors